FNFV Reports Second Quarter 2015 Results With Continued Progress on Several Monetization Efforts and $1.2 Billion Book Value of Portfolio Company Investments, or $14.84 Per Share
Jacksonville, Fla. -- (July 29, 2015) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and six-month periods ended June 30, 2015.

•	Total revenue of $400 million in the second quarter versus $386 million in the second quarter of 2014

•	Second quarter adjusted diluted EPS of $0.18 versus adjusted diluted EPS of $0.02 in the second quarter of 2014

•	Adjusted EBITDA of $24 million for the second quarter versus adjusted EBITDA of $27 million for the second quarter of 2014

•	Second quarter FNFV free cash flow used of $13 million versus $18 million provided in the second quarter of 2014

•	$207 million in holding company cash on June 30, 2015

•	Approximately 78 million shares currently outstanding; since the formation of FNFV in July 2014, approximately 14.9 million FNFV shares have been repurchased

Restaurant Group

•
$371 million in total revenue, adjusted EBITDA of $24 million and adjusted EBITDA margin of 6.5% for the second quarter versus approximately $357 million in total revenue, adjusted EBITDA of $21 million and an adjusted EBITDA margin of 5.9% in the second quarter of 2014

•
American Blue Ribbon Holdings generated $318 million in total revenue and adjusted EBITDA of $19 million; same store sales increased approximately 2.0% in the second quarter, with Ninety Nine and Village Inn leading the way at 5.1% and 2.0%, respectively; O'Charley's and Bakers Square both also had positive same stores sale at 1.3% and 1.6%, respectively

•
J. Alexander's produced $53 million in total revenue and adjusted EBITDA of more than $5 million; same store sales growth was approximately 4.7% at J. Alexander's and 6..2% at Stoney River in the second quarter

Ceridian HCM

•
Second quarter total revenue of approximately $197 million, a 7% decline from the second quarter of 2014 and EBITDA of approximately $27 million and an EBITDA margin of approximately 14% - these results are not consolidated into the FNFV financial results as we own approximately 32% of Ceridian HCM

Digital Insurance

•
Second quarter total revenue of $28 million, a 23% increase over the second quarter of 2014; pre-tax earnings of nearly $1 million, EBITDA of $6 million, a 20% increase over the second quarter of 2014, and a second quarter EBITDA margin of 22%

Monetization Initiatives

•
Received gross proceeds of approximately $135 million from the indirect sale of approximately 885,000 shares of Fleetcor common stock in June 2015; net, after-tax proceeds were approximately $107 million

•	Received approximately $10.5 million for full repayment of principal and interest on the FNFV loan to J.Alexander's in May 2015

•	Repurchased 1.9 million shares of FNFV common stock for approximately $29 million during the second quarter

•	Continue to work towards the tax-free distribution of J. Alexander's common stock in the third quarter

“We again made progress on our monetization efforts during the quarter at FNFV,” said Chairman William P. Foley, II. “In June. we sold approximately 885,000 shares of Fleetcor common stock and FNFV received approximately $135 million in gross cash proceeds and $107 million in net cash proceeds after tax. We also continued our share repurchase efforts in the second quarter, buying back an additional 1.9 million shares of FNFV common stock for approximately $29 million and we ended the quarter with approximately $207 million of cash at the FNFV holding company level. Finally, we continue to work towards the planned tax-free distribution of J. Alexander's stock in the third quarter and we have made the decision to pursue the tax-free distribution of Amercian Blue Ribbon Holdings stock, which we expect to accomplish by the fourth quarter of this year. As always, we remain committed to most efficiently maximizing the value of each of FNFV's investments."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2015 results of FNFV on Thursday, July 30, 2015, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:00 p.m. Eastern time on July 30, 2015, through August 6, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 362666.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC , Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2015
Operating revenue	$401	$371	$30
Realized gains and losses	(1)	—	(1)
Total revenue	400	371	29

Personnel costs	38	16	22
Other operating expenses	29	21	8
Cost of restaurant revenue	313	313	—
Depreciation and amortization	17	13	4
Interest expense	1	1	—
Total expenses	398	364	34

Pre-tax earnings (loss) from continuing operations	$2	$7	$(5)

Non-GAAP adjustments before taxes
Realized loss (gain), net adjustment	$1	$—	$1
Purchase price amortization	7	4	3
IPO costs	3	3	—
Total non-GAAP adjustments before taxes	$11	$7	$4

Adjusted pre-tax earnings (loss) from continuing operations	$13	$14	$(1)
Adjusted pre-tax margin from continuing operations	3.2%	3.8%	—

Purchase price amortization	(7)	(4)	(3)
Depreciation and amortization	17	13	4
Interest expense	1	1	—

Adjusted EBITDA	$24	$24	$—
Adjusted EBITDA margin	6.0%	6.5%	—

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2015
Pre-tax earnings from continuing operations	$2	$7	$(5)

Income tax benefit	(7)	—	(7)
Earnings from equity investments	4	—	4
Non-controlling interests	3	3	—

Net earnings attributable to FNFV common shareholders	$10	$4	$6

EPS attributable to FNFV common shareholders - basic	$0.12	$0.05	$0.07
EPS attributable to FNFV common shareholders - diluted	$0.12	$0.05	$0.07

FNFV weighted average shares - basic	78
FNFV weighted average shares - diluted	80

Net earnings attributable to FNFV common shareholders	$10	$4	$6

Total non-GAAP, pre-tax adjustments	$11	$7	$4
Income taxes on non-GAAP adjustments	(3)	(1)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	5	3	2

Adjusted net earnings attributable to FNFV common shareholders	$15	$7	$8

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.18	$0.09	$0.09

Cash flows provided by operations:	$(2)
Non-GAAP adjustments:
IPO costs	3
Total non-GAAP adjustments	3

Adjusted cash flows from operations	1
Capital expenditures	14
Free cash flow	$(13)

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2014
Operating revenue	$384	$358	$26
Interest and investment income	3	—	3
Realized gains and losses	(1)	(1)	—
Total revenue	386	357	29

Personnel costs	36	17	19
Other operating expenses	21	17	4
Cost of restaurant revenue	303	303	—
Depreciation and amortization	16	12	4
Interest expense	2	1	1
Total expenses	378	350	28

Pre-tax earnings from continuing operations	$8	$7	$1

Non-GAAP adjustments before taxes
Realized loss, net adjustment	$1	$1	$—
Purchase price amortization	7	3	4
Total non-GAAP adjustments before taxes	$8	$4	$4

Adjusted pre-tax earnings from continuing operations	$16	$11	$5
Adjusted pre-tax margin from continuing operations	4.1%	3.1%	17.2%

Purchase price amortization	(7)	(3)	(4)
Depreciation and amortization	16	12	4
Interest expense	2	1	1

Adjusted EBITDA	$27	$21	$6
Adjusted EBITDA margin	7.0%	5.9%	20.7%

FIDELITY NATIONAL FINANCIAL VENTURES
SECOND QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
June 30, 2014
Pre-tax earnings from continuing operations	$8	$7	$1

Income tax benefit	(1)	—	(1)
Loss from equity investments	(7)	—	(7)
Earnings from discontinued operations, net of tax	6	—	6
Non-controlling interests	5	3	2

Net earnings (loss) attributable to Old FNF common shareholders	$3	$4	$(1)

EPS attributable to Old FNF common shareholders - basic	$0.02	$0.02	$—
EPS attributable to Old FNF common shareholders - diluted	$0.01	$0.02	$(0.01)

Old FNF weighted average shares - basic	275
Old FNF weighted average shares - diluted	283

Net earnings (loss) attributable to Old FNF common shareholders	$3	$4	$(1)

Total non-GAAP, pre-tax adjustments	$8	$4	$4
Income taxes on non-GAAP adjustments	(5)	(2)	(3)
Noncontrolling interest on non-GAAP adjustments	(1)	(1)	—
Total non-GAAP adjustments	2	1	1

Adjusted net earnings attributable to Old FNF common shareholders	$5	$5	$—

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.02	$0.02	$—

Adjusted net earnings attributable to Old FNF common shareholders	$5	$5	$—
Earnings from discontinued operations, net of tax	(6)	—	(6)
Non-controlling interests on discontinued operations	2	—	2
Adjusted net earnings (loss) from continuing operations attributable to Old FNF common shareholders	$1	$5	$(4)

Adjusted EPS from continuing operations attributable to Old FNF common shareholders - diluted	$—	$0.02	$(0.02)

Cash flows used by operations:	$39

Capital expenditures	21
Free cash flow	$18

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2015
Operating revenue	$878	$735	$143
Interest and investment income	1	—	1
Realized gains and losses	(1)	—	(1)
Total revenue	878	735	143

Personnel costs	76	33	43
Other operating expenses	123	37	86
Cost of restaurant revenue	619	619	—
Depreciation and amortization	34	26	8
Interest expense	3	3	—
Total expenses	855	718	137

Pre-tax earnings from continuing operations	$23	$17	$6

Non-GAAP adjustments before taxes
Realized loss, net adjustment	$1	$—	$1
Purchase price amortization	14	8	6
IPO costs	3	3	—
Total non-GAAP adjustments before taxes	$18	$11	$7

Adjusted pre-tax earnings from continuing operations	$41	$28	$13
Adjusted pre-tax margin from continuing operations	4.7%	3.8%	9.0%

Purchase price amortization	(14)	(8)	(6)
Depreciation and amortization	34	26	8
Interest expense	3	3	—

Adjusted EBITDA	$64	$49	$15
Adjusted EBITDA margin	7.3%	6.7%	10.4%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2015
Pre-tax earnings from continuing operations	$23	$17	$6

Income tax benefit	(4)	—	(4)
Earnings from equity investments	1	—	1
Non-controlling interests	18	6	12

Net earnings (loss) attributable to FNFV common shareholders	$10	$11	$(1)

EPS attributable to FNFV common shareholders - basic	$0.12	$0.13	$(0.01)
EPS attributable to FNFV common shareholders - diluted	$0.12	$0.13	$(0.01)

FNFV weighted average shares - basic	84
FNFV weighted average shares - diluted	86

Net earnings attributable to FNFV common shareholders	$10	$11	$(1)

Total non-GAAP, pre-tax adjustments	$18	$11	$7
Income taxes on non-GAAP adjustments	(5)	(2)	(3)
Noncontrolling interest on non-GAAP adjustments	(5)	(5)	—
Total non-GAAP adjustments	8	4	4

Adjusted net earnings attributable to FNFV common shareholders	$18	$15	$3

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.21	$0.18	$0.03

Cash flows used by operations:	$5
Non-GAAP adjustments:
IPO costs	3
Total Non-GAAP adjustments	3

Adjusted cash flows from operations	8
Capital expenditures	24
Free cash flow	$(16)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2014
Operating revenue	$766	$712	$54
Interest and investment income	4	—	4
Realized gains and losses	(1)	(1)	—
Total revenue	769	711	58

Personnel costs	72	33	39
Other operating expenses	40	31	9
Cost of restaurant revenue	603	603	—
Depreciation and amortization	32	25	7
Interest expense	3	3	—
Total expenses	750	695	55

Pre-tax earnings from continuing operations	$19	$16	$3

Non-GAAP adjustments before taxes
Realized loss, net adjustment	$1	$1	$—
Purchase price amortization	13	7	6
Total non-GAAP adjustments before taxes	$14	$8	$6

Adjusted pre-tax earnings from continuing operations	$33	$24	$9
Adjusted pre-tax margin from continuing operations	4.3%	3.4%	15.5%

Purchase price amortization	(13)	(7)	(6)
Depreciation and amortization	32	25	7
Interest expense	3	3	—

Adjusted EBITDA	$55	$45	$10
Adjusted EBITDA margin	7.2%	6.3%	17.2%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Six Months Ended
June 30, 2014
Pre-tax earnings from continuing operations	$19	$16	$3

Income tax benefit	(4)	—	(4)
Loss from equity investments	(38)	—	(38)
Earnings from discontinued operations, net of tax	13	—	13
Non-controlling interests	11	6	5

Net (loss) earnings attributable to Old FNF common shareholders	$(13)	$10	$(23)

EPS attributable to Old FNF common shareholders - basic	$(0.04)	$0.04	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$(0.05)	$0.04	$(0.09)

Old FNF weighted average shares - basic	275
Old FNF weighted average shares - diluted	282

Net (loss) earnings attributable to Old FNF common shareholders	$(13)	$10	$(23)

Total non-GAAP, pre-tax adjustments	$14	$8	$6
Ceridian truck stop settlement	34	—	34
Income taxes on non-GAAP adjustments	(18)	(3)	(15)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	27	2	25

Adjusted net earnings attributable to Old FNF common shareholders	$14	$12	$2

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.05	$0.04	$0.01

Adjusted net earnings attributable to Old FNF common shareholders	$14	$12	$2
Earnings from discontinued operations, net of tax	(13)	—	(13)
Non-controlling interests on discontinued operations	5	—	5
Adjusted net earnings (loss) from continuing operations attributable to Old FNF common shareholders	$6	$12	$(6)

Adjusted EPS from continuing operations attributable to Old FNF common shareholders - diluted	$0.02	$0.04	$(0.02)

Cash flows used by operations:	$(7)

Capital expenditures	33
Free cash flow	$(40)

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV June 30, 2015	FNFV December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$893	$1,009
Goodwill	204	206
Total assets	1,739	1,923
Notes payable	221	124
Non-controlling interest	128	137
Total equity and redeemable non-controlling interests	1,291	1,515
Total equity attributable to common shareholders	1,163	1,378

	FNF Core	FNFV	Consolidated June 30, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,012	$893	$5,905	$5,369
Goodwill	4,536	204	4,740	4,721
Title plant	393	—	393	393
Total assets	12,658	1,739	14,397	13,868
Notes payable	2,608	221	2,829	2,827
Reserve for title claim losses	1,612	—	1,612	1,621
Secured trust deposits	784	—	784	622
Redeemable non-controlling interests	344	—	344	715
Non-redeemable non-controlling interests	692	128	820	79
Total equity and redeemable non-controlling interests	5,820	1,291	7,111	6,788
Total equity attributable to common shareholders	4,784	1,163	5,947	5,994

Book Value Summary	FNFV June 30, 2015	FNFV December 31, 2014
	Book Value	Book Value
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$527	$632
American Blue Ribbon Holdings	171	159
J. Alexander's	89	100
Digital Insurance	72	149
Holding Company Cash	207	164
Other	94	111
FNFV Book Value	$1,160	$1,315

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015			June 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$547	$547	$—	$964	$964	$—
Agency title premiums	597	597	—	1,038	1,038	—
Total title premiums	1,144	1,144	—	2,002	2,002	—
Escrow, title-related and other fees	857	827	30	1,665	1,522	143
Total title and escrow and other	2,001	1,971	30	3,667	3,524	143

Restaurant revenue	371	—	371	735	—	735
Interest and investment income	32	32	—	63	62	1
Realized gains and losses	(9)	(8)	(1)	(9)	(8)	(1)
Total revenue	2,395	1,995	400	4,456	3,578	878

Personnel costs	690	652	38	1,313	1,237	76
Other operating expenses	482	453	29	948	825	123
Cost of restaurant revenue	313	—	313	619	—	619
Agent commissions	451	451	—	784	784	—
Depreciation and amortization	104	87	17	204	170	34
Title claim loss expense	69	69	—	120	120	—
Interest expense	32	31	1	63	60	3
Total expenses	2,141	1,743	398	4,051	3,196	855

Earnings from continuing operations before taxes	254	252	2	405	382	23
Income tax expense (benefit)	88	95	(7)	138	142	(4)
Earnings from continuing operations before equity investments	166	157	9	267	240	27
Earnings from equity investments	4	—	4	3	2	1
Net earnings from continuing operations	170	157	13	270	242	28
Earnings from discontinued operations, net of tax	—	—	—	—	—	—
Net earnings	170	157	13	270	242	28
Non-controlling interests	—	(3)	3	14	(4)	18
Net earnings attributable to common shareholders	$170	$160	$10	$256	$246	$10

Cash flows provided by operations	328	330	(2)	361	356	5

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2014			June 30, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$433	$433	$—	$784	$784	$—
Agency title premiums	518	518	—	922	922	—
Total title premiums	951	951	—	1,706	1,706	—
Escrow, title-related and other fees	715	689	26	1,361	1,307	54
Total title and escrow and other	1,666	1,640	26	3,067	3,013	54

Restaurant revenue	358	—	358	712	—	712
Interest and investment income	36	33	3	65	61	4
Realized gains and losses	(1)	—	(1)	1	2	(1)
Total revenue	2,059	1,673	386	3,845	3,076	769

Personnel costs	623	587	36	1,272	1,200	72
Other operating expenses	407	386	21	825	785	40
Cost of restaurant revenue	303	—	303	603	—	603
Agent commissions	395	395	—	702	702	—
Depreciation and amortization	84	68	16	201	169	32
Title claim loss expense	57	57	—	110	110	—
Interest expense	33	31	2	64	61	3
Total expenses	1,902	1,524	378	3,777	3,027	750

Earnings from continuing operations before taxes	157	149	8	68	49	19
Income tax expense (benefit)	54	55	(1)	14	18	(4)
Earnings from continuing operations before equity investments	103	94	9	54	31	23
(Loss) earnings from equity investments	(5)	2	(7)	(36)	2	(38)
Net loss from continuing operations	98	96	2	18	33	(15)
Earnings (loss) from discontinued operations, net of tax	5	(1)	6	12	(1)	13
Net loss	103	95	8	30	32	(2)
Non-controlling interests	(9)	(14)	5	(60)	(71)	11
Net loss attributable to common shareholders	$112	$109	$3	$90	$103	$(13)

Cash flows provided by (used in) operations	229	190	39	(11)	(4)	(7)

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